BJURMAN MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2001


     Bjurman Micro-Cap Growth Fund will close to new investors when the Fund's total net assets reach $350 million (the "Closing Date"). Existing shareholders will be permitted to make additional investments in any account that holds shares of the Fund as of the Closing Date. Family members of existing shareholders will not be permitted to open new accounts after the Closing Date. Shareholders whose accounts have a zero balance after the Closing Date will be prohibited from reactivating the account or opening a new account. Financial institutions maintaining omnibus accounts with the Fund may not accept purchase orders for new accounts postmarked after the Closing Date.

     Shareholders of the Bjurman All Cap Growth Fund will be permitted to exchange into the Micro-Cap Growth Fund until the Micro-Cap Growth Fund's total net assets reach $400 million.

     The Micro-Cap Growth Fund reserves the right to reopen at its discretion.

                THE DATE OF THIS SUPPLEMENT IS DECEMBER 4, 2001.